Advanced Series Trust

AST Academic Strategies Asset Allocation Portfolio

Supplement dated February 2, 2011 to the Prospectus and Statement of Additional Information dated May 1, 2010

Effective immediately, Ramin Toloui is a Portfolio Manager for the segment of the AST Academic Strategies Asset Allocation Portfolio managed by Pacific Investment Management Company LLC (PIMCO). Curtis Mewbourne is no longer a Portfolio Manager. All references to Mr. Mewbourne are hereby deleted.

To reflect this change, the section of the Prospectus under the heading How the Fund is Managed – Portfolio Managers – AST Academic Strategies Asset Allocation Portfolio is hereby revised by including the following information pertaining to Mr. Toloui:

Ramin Toloui is an executive vice president in the Newport Beach office, a portfolio manager and co-head of the emerging markets portfolio management team. Prior to joining PIMCO in 2006, Mr. Toloui spent seven years in the international division of the U.S. Department of Treasury, most recently as the director of the Office of the Western Hemisphere, managing a team of economists and advising senior U.S. government officials on financial policies in Latin America. He previously served as senior advisor to the Under Secretary for International Affairs during the crises in Brazil, Uruguay, and Turkey in 2001-2003. Mr. Toloui has 11 years of finance experience. He holds an undergraduate degree from Harvard University and a master’s degree in international relations from Oxford University, where he was a Rhodes Scholar.

To further reflect these changes, the following will be added to the Portfolio’s respective table in Statement of Additional Information under the heading Part I – Management & Advisory Arrangements – Additional Information About the Portfolio Managers:

Subadvisers	Portfolio Managers	Registered Investment Company	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PIMCO	Ramin Toloui	3 accounts $6,383. 19mm	9 accounts $12,338.46 mm	12 accounts $2,192.08mm	None

Information is as of January 31, 2011.